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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 14, 1996

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                              CALIBER SYSTEM, INC.
                (Exact of registrant as specified in its charter)

     Ohio                         0-10716                      34-1365496
(State or other              (Commission File               (I.R.S. Employer
jurisdiction of                   Number)                Identification Number)
incorporation)

    3560 West Market Street
          Akron, Ohio                                              44334-0459
(Address of principal executive                                    (Zip Code)
            offices)

                                 (330) 665-5646
              (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

         On August 14, 1996, the Board of Directors of Caliber System, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of Common Stock, without par value, of the Company. The distribution is payable on August 26, 1996 (the "Record Date") to the shareholders of record as of the close of business on the Record Date. A Rights Agreement, dated as of August 22, 1996 (the "Rights Agreement"), has been entered into by and between the Company and KeyBank National Association, as Rights Agent. The terms of the Rights are set forth in the Rights Agreement, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by this reference.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     (a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  None.

     (b)       PRO FORM FINANCIAL INFORMATION:  None.

     (c)       EXHIBITS:

           Exhibit No.                    Description
           -----------     ------------------------------------------
                4.1        Form of Rights Certificate (Exhibit A to
                           the Rights Agreement filed as Exhibit 4.2
                           hereto)

                4.2        Rights Agreement

                99         Summary of Rights (Exhibit B to the
                           Rights Agreement filed as Exhibit 4.2
                           hereto)




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CALIBER SYSTEM, INC.

                                          By  /s/ John P. Chandler
                                             --------------------------------
                                                 John P. Chandler
                                                 Vice President and Treasurer



Date:  August 22, 1996


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                                INDEX TO EXHIBITS

                                                                                                         SEQUENTIAL
 EXHIBIT                       DESCRIPTION                                                              PAGE NUMBER
 -------          ----------------------------------------------                                        -----------
   4.1            Form of Rights Certificate (Exhibit A to the
                  Rights Agreement filed as Exhibit 4.2 hereto)

   4.2            Rights Agreement

   99             Summary of Rights (Exhibit B to the Rights
                  Agreement filed as Exhibit 4.2 hereto)


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